Exhibit 10.14

SPECIAL WARRANTY DEED

THIS INDENTURE, made and executed this 19th day of October, 2011, by ADVENIR@MARGATE, LLC, a Florida limited liability company, whose mailing address is 17501 Biscayne Boulevard, Suite 300, Aventura, Florida 33160 (“Grantor”) to BEHRINGER HARVARD MARGATE, LLC, a Delaware limited liability company, whose mailing address is c/o Grand Peaks Properties, Inc., 4582 South Ulster Street Parkway, Suite 1200, Denver, Colorado 80237 (“Grantee”).

WITNESSETH:

THAT Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto Grantee, certain real property located in Broward County Florida (“Property”) which is more particularly described on Exhibit “A” attached hereto and by this reference made a part hereof.

TOGETHER with all the easements, tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining; and

TO HAVE AND TO HOLD, the same in fee simple forever.

AND Grantor hereby covenants with Grantee that Grantor will warrant the title to said land, and will defend title to the said property against the lawful claims and demands of all persons claiming by, through, or under Grantor, but against none other, and that the Property is free of all encumbrances, except real property taxes accruing subsequent to 2010, assessments and special district levies, zoning and other regulatory laws and ordinances affecting the Property and those matters set forth on Exhibit “B” attached hereto.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

In Witness Whereof, the said Grantor has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered in the presence of:	ADVENIR@MARGATE, LLC, a Florida
limited liability company

	By:	ADVENIR@MARGATE GP, LLC, a
/s/ Richard R. Tesca		Florida limited liability company, its
Witness Signature		Managing Member

		By:	ADVENIR, INC., a Florida
Richard R. Tesca			corporation, its Managing Member
Printed Name

			By:	/s/ Stephen L. Vecchitto
Stephen L. Vecchitto
President

/s/ Todd P. Liaden	Address:
Witness Signature
17501 Biscayne Boulevard
Suite 300
Aventura, Florida 33160
Todd P. Liaden
Printed Name

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STATE OF FLORIDA	)
) SS.:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 13th day of October, 2011 by Stephen L. Vecchitto, the President of Advenir, Inc., a Florida corporation, the Managing Member of Advenir@Margate GP, LLC, a Florida limited company, the Managing Member of Advenir@Margate, LLC, a Florida limited liability company, who is personally known to me

In witness whereof I have hereunto set my hand, this 13th day of October, 2011.

/s/ Ruth Carol London
Notary Public
My commission expires: August 5, 2012

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EXHIBIT “A”
Legal Description

A PORTION OF PARCEL A, LEMON TREE LAKE, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 82, PAGE 16, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT PORTION OF PARCEL A, LYING NORTH OF THE NORTH LINE OF THAT CERTAIN EASEMENT FOR DRAINAGE, UTILITIES AND INGRESS AND EGRESS AS RECORDED IN OFFICIAL RECORDS BOOK 4507, PAGE 685, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AND AS SHOWN ON SAID PLAT OF LEMON TREE LAKE.

SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL A; THENCE SOUTH 00º 10 MINUTES 40 SECONDS EAST ALONG THE EAST LINE OF SAID PARCEL A, A DISTANCE OF 465.24 FEET; THENCE NORTH 80º 30 MINUTES 00 SECONDS WEST A DISTANCE OF 301.06 FEET; THENCE SOUTH 66º 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 119.97 FEET; THENCE NORTH 02º 12 MINUTES 41 SECONDS WEST, A DISTANCE OF 388.38 FEET; THENCE NORTH 41º 45 MINUTES 33 SECONDS EAST, A DISTANCE OF 100.76 FEET; THENCE NORTH 89º 49 MINUTES 20 SECONDS EAST ALONG THE NORTH LINE OF SAID PARCEL A, A DISTANCE OF 352.97 FEET TO THE POINT OF BEGINNING.

ALSO LESS AND EXCEPT:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF SAID PARCEL “A” AND THE NORTHERLY LINE OF SAID CERTAIN EASEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 4507, PAGE 685, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; THENCE N 88º 44’ 58” E, ALONG SAID NORTHERLY LINE A DISTANCE OF 438.84 FEET; THENCE N 00º 18’ 38” W, A DISTANCE OF 504.71 FEET; THENCE N 27º 28’ 37” W, A DISTANCE OF 121.37 FEET; THENCE N 21º 00’ 00” E, A DISTANCE OF 133.91 FEET; THENCE N 90º 00’ 00” W, A DISTANCE OF 427.99 FEET TO A POINT LYING ON THE WESTERLY LINE OF SAID PARCEL “A”; THENCE S 00º 00’ 00” W, ALONG THE WESTERLY LINE A DISTANCE OF 746.97 FEET TO THE POINT OF BEGINNING.

FURTHER LESS AND EXCEPT:

A PORTION OF PARCEL A, LEMON TREE LAKE, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 82, PAGE 16, OF THE PUBLIC RECORDS OF

BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL A, THENCE SOUTH 00º 10 MINUTES 40 SECONDS EAST, ALONG THE EAST LINE OF SAID PARCEL A, A DISTANCE OF 469 FEET MORE OR LESS; THENCE WESTERLY THE FOLLOWING DISTANCES ALONG THE WATERS EDGE (AS OF 3/19/86 10:00 A.M. ELEVATION = 7.00) 97 FEET MORE OR LESS, 60 FEET MORE OR LESS, 56 FEET MORE OR LESS, 91 FEET MORE OR LESS, 110 FEET MORE OR LESS; THENCE NORTH 02º 12 MINUTES 41 SECONDS WEST ALONG A LINE OF 80.05 FEET EAST OF AND PARALLEL WITH AS MEASURED AT RIGHT ANGLES TO THE WEST LINE OF SAID PARCEL A, A DISTANCE OF 397 FEET MORE OR LESS; THENCE NORTH 41º 45 MINUTES 33 SECONDS EAST A DISTANCE OF 100.76 FEET; THENCE NORTH 89º 49 MINUTES 20 SECONDS EAST, A DISTANCE OF 352.97 FEET TO THE POINT OF BEGINNING.

THE ABOVE REFERENCED PROPERTY IS ALSO DESCRIBED AS FOLLOWS:

A PORTION OF PARCEL A, LEMON TREE LAKE, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 82, PAGE 16, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT PORTION OF PARCEL A, LYING NORTH OF THE NORTH LINE OF THAT CERTAIN EASEMENT FOR DRAINAGE, UTILITIES AND INGRESS AND EGRESS AS RECORDED IN OFFICIAL RECORDS BOOK 4507, PAGE 685, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AND AS SHOWN ON SAID PLAT OF LEMON TREE LAKE.

SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF SAID PARCEL “A” AND THE NORTHERLY LINE OF SAID CERTAIN EASEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 4507, PAGE 685, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; THENCE N 88º 44’ 58” E, ALONG SAID NORTHERLY LINE A DISTANCE OF 438.84 FEET; THENCE N 00º 18’ 38” W, A DISTANCE OF 504.71 FEET; THENCE N 27º 28’ 37” W, A DISTANCE OF 121.37 FEET; THENCE N 21º 00’ 00” E, A DISTANCE OF 133.91 FEET; THENCE N 90º 00’ 00” W, A DISTANCE OF 427.99 FEET TO A POINT LYING ON THE WESTERLY LINE OF SAID PARCEL “A”; THENCE S 00º 00’ 00” W, ALONG THE WESTERLY LINE A DISTANCE OF 746.97 FEET TO THE POINT OF BEGINNING.

ALSO LESS AND EXCEPT:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL A, THENCE SOUTH 00 DEGREES 10 MINUTES 40 SECONDS EAST, ALONG THE EAST LINE OF SAID PARCEL A, A DISTANCE OF 469 FEET MORE OR LESS; THENCE WESTERLY THE FOLLOWING

DISTANCES ALONG THE WATERS EDGE (AS OF 3/19/86 10:00 A.M. ELEVATION =7.00) 97 FEET MORE OR LESS, 60 FEET MORE OR LESS, 56 FEET MORE OR LESS, 91 FEET MORE OR LESS, 110 FEET MORE OR LESS; THENCE NORTH 02 DEGREES 12 MINUTES 41 SECONDS WEST ALONG A LINE 80.05 FEET EAST OF AND PARALLEL WITH AS MEASURED AT RIGHT ANGLES TO THE WEST LINE OF SAID PARCEL A, A DISTANCE OF 397 FEET MORE OR LESS; THENCE NORTH 41 DEGREES 45 MINUTES 33 SECONDS EAST A DISTANCE OF 100.76 FEET; THENCE NORTH 89 DEGREES 49 MINUTES 20 SECONDS EAST, A DISTANCE OF 352.97 FEET TO THE POINT OF BEGINNING.  TOGETHER WITH A NON-EXCLUSIVE EASEMENT FOR RECREATIONAL USES AS GRANTED BY THAT CERTAIN EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 5827, PAGE 916.

TOGETHER WITH A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR PURPOSE OF INSTALLATION AND MAINTENANCE OF DRAINAGE FACILITIES RECORDED IN OFFICIAL RECORDS BOOK 5668, PAGE 968.

SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA.

TAX IDENTIFICATION NO. 484231-06-0030.